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                                                              EXECUTION COPY

                     AMENDMENT NO. 4 TO PURCHASE AGREEMENT

                                    This AMENDMENT NO. 4 TO PURCHASE
                           AGREEMENT (this "Amendment")is made and
                           entered into as of February 21, 2001, by and between CONOPCO, INC., a New York corporation ("Conopco"), and ELIZABETH ARDEN, INC. (formerly French Fragrances, Inc.), a Florida corporation ("Purchaser").

                                     W I T N E S S E T H

     WHEREAS Conopco and Purchaser wish to amend certain provisions of the Purchase Agreement dated as of October 30, 2000, as amended previously by Amendment No. 1 to the Purchase Agreement dated as of December 11, 2000, Amendment No. 2 to the Purchase Agreement dated as of January 23, 2001 and Amendment No. 3 to the Purchase Agreement dated as of February 7, 2001 (as so amended, the "Purchase Agreement"), and as hereinafter provided.

     NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

     1. Section 3.1(b)(i) of the Purchase Agreement is hereby amended by replacing "Within thirty (30) days" in the first sentence thereof with "Within forty-five (45) days".

     2. Section 3.2(b) of the Purchase Agreement is hereby amended by replacing "Within thirty (30) days" in the first sentence thereof with "Within forty-five
(45) days".

     3. Section 3.3(a) of the Purchase Agreement is hereby amended by replacing "Within thirty (30) days" in the second sentence thereof with "Within forty-five
(45) days".

     4. Section 3.4(a) of the Purchase Agreement is hereby amended by replacing "Within thirty (30) days" in the first sentence thereof with "Within forty-five
(45) days".

     5. Schedule 1.1(g) is hereby amended as set forth on Schedule A hereto.

     6. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Purchase Agreement.
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     7. Except as otherwise expressly modified by this Amendment, all terms and provisions of the Purchase Agreement shall be and shall remain unchanged and the Purchase Agreement is hereby ratified and confirmed and shall be and shall remain in full force and effect, enforceable in accordance with its terms. Any reference in the Purchase Agreement, or in any documents required thereunder or annexes or schedules thereto, referring to the Purchase Agreement shall be deemed to refer to the Purchase Agreement as amended by this Amendment.

     8. This Amendment and any disputes arising under or related hereto or thereto (whether for breach of contract, tortious conduct or otherwise) shall be governed and construed in accordance with the laws of the State of New York, without reference to its conflicts of law principles. Each of the parties hereto waives to the fullest extent permitted by law any right to trial by jury in any action, suit or proceeding brought to enforce, defend or interpret any rights or remedies under, or arising in connection with or relating to, this Amendment.

     9. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party hereto.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed on its behalf by its officers or representatives thereunto duly authorized, all as of the date first above written.

                                   CONOPCO, INC.,


                                    by /s/ E. Mark Landry
                                      -------------------------------------
                                      Name: E. Mark Landry
                                      Title: Senior Vice President Finance

                                   ELIZABETH ARDEN, INC.,

                                    by /s/ Oscar E. Marina
                                      -------------------------------------
                                      Name:  Oscar E. Marina
                                      Title: Senior Vice President, General
                                             Counsel and Secretary